UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2023

Presto Automation Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39830	84-2968594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

985 Industrial Road

San Carlos, CA 94070

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 817-9012

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PRST	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock	PRSTW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 27, 2023, Presto Automation Inc. (the “Company”) announced that the Company’s Board of Directors (the “Board”) has accepted the resignation of Rajat Suri, the Company’s founder, as Chief Executive Officer and member of its Board for personal reasons effective as of March 21, 2023. Mr. Suri’s resignation did not result from any disagreement with the Company on any matter relating to its operations, policies or practices. Mr. Suri will serve as a Strategic Advisor to the Board going forward.

On March 23, 2023, the Board appointed Krishna Gupta, the Company’s Chairman, to serve as Interim Chief Executive Officer until a permanent successor to Mr. Suri is appointed. Mr. Gupta, 35, has served on the Company’s Board since 2017 and as its Chairman since September 2022, when the Company became a publicly-traded company listed on the Nasdaq. Mr. Gupta founded REMUS Capital, a technology-focused venture capital firm, in 2008, and is on the board of directors of several privately-held applied AI companies. Pursuant to his appointment as Interim Chief Executive Officer, Mr. Gupta will receive an annual base salary of $400,000 and Restricted Stock Units valued at $250,000 upon the attainment of certain performance measures.

There are no other arrangements or understandings pursuant to Mr. Gupta’s appointment as Interim Chief Executive Officer. There are no family relationships among any of the Company’s executive officers, members of the Board and Mr. Gupta, and there are no transactions with Mr. Gupta that require disclosure pursuant to Item 404(a) of Regulation S-K.

In addition, on March 23, 2023, the Board appointed Scott D. Raskin, an independent member of the Board, to serve as the Company’s Lead Independent Director, effective immediately.

In connection with the leadership transition, the Board has formed a search committee to lead the search for a permanent Chief Executive Officer.

A copy of the related press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 27, 2023
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTO AUTOMATION INC.

By:	/s/ Susan Shinoff
	Name:	Susan Shinoff
	Title:	General Counsel & Corporate Secretary

Dated: March 27, 2023